UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006

Citigroup Mortgage Loan Trust 2006-AR7
(Exact name of issuing entity as specified in its charter)

Citigroup Mortgage Loan Trust Inc.
(Exact name of depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
(Exact name of sponsor as specified in its charter)

Delaware	333-131136-11	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On October 31, 2006, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of thirty-eight classes of certificates (collectively, the “Certificates”), designated as the

“Class 1-A1 Certificates”, the “Class 1-A2A Certificates”, the “Class 1-A2B Certificates”, the “Class 1-A3A Certificates”, the “Class 1-A3B Certificates”, the “Class 1-A4A Certificates”, the “Class 1-A4B Certificates”, the “Class 2-A1A Certificates”, the “Class 2-A1B Certificates”, the “Class 2-A2A Certificates”, the “Class 2-A2B Certificates”, the “Class 2-A3A Certificates”, the “Class 2-A3B Certificates”, the “Class 2-A4A Certificates”, the “Class 2-A4B Certificates”, the “Class 1-2IO Certificates”, the “Class 1-3IO Certificates”, the “Class 1-4IO Certificates”, the “Class 2-1IO Certificates”, the “Class 2-2IO Certificates”, the “Class 2-3IO Certificates”, the “Class 2-4IO Certificates”, the “Class 1-B1 Certificates”, the “Class 1-B2 Certificates”, the “Class 1-B3 Certificates”, the “Class 1-B4 Certificates”, the “Class 1-B5 Certificates”, the “Class 1-B6 Certificates”, the “Class 2-B1 Certificates”, the “Class 2-B2 Certificates”, the “Class 2-B3 Certificates”, the “Class 2-B4 Certificates”, the “Class 2-B5 Certificates”, the “Class 2-B6 Certificates”, the “Class 1-P Certificates”, the “Class 2-P Certificates”, the “Class 1-R Certificates” and the “Class 2-R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 40 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $946,083,757 as of October 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 30, 2006 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated October 30, 2006, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated October 31, 2006, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
1-A1	$ 5,545,000	Variable(2)
1-A2A	$ 31,454,000	Variable(2)
1-A2B	$ 1,349,000	Variable(2)
1-2IO	Notional Amount	0.152%
1-A3A	$ 203,626,000	Variable(2)
1-A3B	$ 8,734,000	Variable(2)
1-3IO	Notional Amount	0.298%
1-A4A	$ 169,483,000	Variable(2)
1-A4B	$ 7,270,000	Variable(2)
1-4IO	Notional Amount	0.254%
1-B1	$ 8,902,000	Variable(2)
1-B2	$ 2,893,000	Variable(2)
1-B3	$ 2,225,000	Variable(2)
1-R	$ 100	Variable(2)
2-A1A	$ 28,825,000	Variable(2)
2-A1B	$ 1,929,000	Variable(2)
2-1IO	Notional Amount	0.708%
2-A2A	$ 225,908,000	Variable(2)
2-A2B	$ 15,112,000	Variable(2)
2-2IO	Notional Amount	0.769%
2-A3A	$ 112,910,000	Variable(2)
2-A3B	$ 7,554,000	Variable(2)
2-3IO	Notional Amount	0.710%
2-A4A	$ 74,533,000	Variable(3)
2-A4B	$ 4,986,000	Variable(2)
2-4IO	Notional Amount	0.426%
2-B1	$ 11,029,000	Variable(2)
2-B2	$ 6,016,000	Variable(2)
2-B3	$ 3,760,000	Variable(2)
2-R	$ 100	Variable(2)
(1) Approximate.
(2) Calculated as described in the prospectus supplement.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold $1,335,000 initial principal amount of Class 1-B4 Certificates, $1,113,000 initial principal amount of Class 1-B5 Certificates, $1,112,136 initial principal amount of Class 1-B6 Certificates, $4,512,000 initial principal amount of Class 2-B4 Certificates, $2,256,000 initial principal amount of Class 2-B5 Certificates, $2,005,821 initial principal amount of Class 2-B6 Certificates, $100 initial principal amount of Class 1-P Certificates and $100 initial principal amount of Class 2-P Certificates (the "Private Certificates") to Citigroup Global Markets, Inc. on October 31, 2006, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the 1-B4, 1-B5, 1-B6, 2-B4, 2-B5, 2-B6, 1-P and 2-P Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated June 29, 2006 and the Prospectus Supplement, dated October 30, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class 1-B4, 1-B5, 1-B6, 2-B4, 2-B5, 2-B6, 1-P and 2-P Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(a)         Not applicable

(b)         Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 30, 2006, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2006-AR7 Certificates.
4.1
Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2006-AR7 Certificates.

99.1
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser.

99.2
Amendment Reg AB, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller, to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between the seller and the purchaser.

99.3
Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.4
Amendment Number One, dated as of December 28, 2005, by and between CitiMortgage, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser, to Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between seller and purchaser.

99.5	Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, by and between Fifth Third Bank as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.
99.6
Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, by and between HomeBanc Mortgage Corporation as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.7	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 12, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Peter D. Steinmetz
Name: Peter D. Steinmetz
Title: Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 30, 2006, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2006-AR7 Certificates.
4.1
Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2006-AR7 Certificates.

99.1
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between Countrywide Home Loans, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser.

99.2
Amendment Reg AB, dated as of February 28, 2006, by and between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller, to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, by and between the seller and the purchaser.

99.3
Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between CitiMortgage, Inc. as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.4
Amendment Number One, dated as of December 28, 2005, by and between CitiMortgage, Inc. as seller and Citigroup Global Markets Realty Corp. as purchaser, to Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, by and between seller and purchaser.

99.5	Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, by and between Fifth Third Bank as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.
99.6
Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, by and between HomeBanc Mortgage Corporation as seller and servicer and Citigroup Global Markets Realty Corp. as initial purchaser.

99.7	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.